UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 15, 2011
Date of Report (Date of earliest event reported)

DENARII RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada	333-135354	98-0491567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

502 E. John Street Carson City, Nevada	89706
(Address of principal executive offices)	(Zip Code)

949-335-5159
Registrant’s telephone number, including area code

n/a
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on September 15, 2011 (the “Effective Date”), Denarii Resources Inc., a Nevada corporation (the “Company”), entered into those certain verbal one-year agreements with certain of its executive officers and directors regarding performance of respective duties and executive compensation as follows:

1.
David Figueiredo, Chief Executive Officer/President and a member of the Board of Directors. The Board of Directors authorized in a special meeting held on September 15, 2011 an executive arrangement with Mr. Figueiredo (the “Figueiredo Agreement”). Pursuant to the Figueiredo Agreement: (i) Mr. Figueiredo shall perform certain duties including, but not limited to, interactions with the media, coordinating legal services and seeking, identifying and consummating the acquisition of properties; and (ii) the Company shall issue to Mr.Figueiredo an aggregate of 6,000,000 shares of its restricted common stock at a per share price of $0.005.

2.
Jerry Drew, member of the Board of Directors. The Board of Directors authorized in a special meeting held on September 15, 2011 an executive arrangement with Mr. Drew (the “Drew Agreement”). Pursuant to the Drew Agreement: (i) Mr. Drew shall perform certain duties including, but not limited to, assisting the Chief Executive Officer/President, identifying and interacting with investors, overseeing and monitoring the operational expenses of the Company and seeking and identifying properties for acquisition; and (ii) the Company shall issue to Mr. Drew an aggregate of 5,000,000 shares of its restricted common stock at a per share price of $0.005.

3.
Glen Soler, member of the Board of Directors. The Board of Directors authorized in a special meeting held on September 15, 2011 an executive arrangement with Mr. Soler (the “Soler Agreement”). Pursuant to the Soler Agreement: (i) Mr. Soler shall perform certain duties including, but not limited to, providing consulting and managerial services, identifying and interacting with investors and seeking and identifying properties for acquisition; and (ii) the Company shall issue to Mr. Soler an aggregate of 4,000,000 shares of its restricted common stock at a per share price of $0.005.

4.
Tricia Oakley, Secretary. The Board of Directors authorized in a special meeting held on September 15, 2011 an executive arrangement with Ms. Oakley (the “Oakley Agreement”). Pursuant to the Oakley Agreement: (i) Ms. Oakley shall perform certain duties including, but not limited to, providing administrative support to the Chief Executive Officer/President and all members of the Board of Directors; and (ii) the Company shall issue to Ms. Oakley an aggregate of 3,000,000 shares of its restricted common stock at a per share price of $0.005.

Effective on September 8, 2011 (the “Effective Date”), the Company entered into that certain consultant three-year agreement with J. Paul Murphy, one of its directors (the “Murphy Agreement”). In accordance with the terms and provisions of the Murphy Agreement: (i) Mr. Murphy shall perform certain duties including, but not limited to, assisting in financings and identifying potential investors and seeking and identifying properties for acquisition; (ii) the Company shall pay to Mr. Murphy a retainer fee of $10,000; and (iii) the Company shall issue to Mr. Murphy an aggregate of 4,000,000 shares of its restricted common stock at a per share price of $0.005.

SECTION 3.  SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The Board of Directors of the Company authorized the issuance of an aggregate 22,000,000 shares of its restricted common stock to certain of its executive officers anddirectors as referenced above at a per share price of $0.005. Effective September 15, 2011, the Board of Directors also authorized a further 6,000,000 shares of its restricted common stock to two consultants. The shares of common stock were issued to the investors in reliance on Regulation D, Rule 506, promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The investors acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

Effective on September 13, 2011, the Board of Directors of the Company authorized the issuance of an aggregate 8,400,000 shares of its restricted common stock to six investors at a per share price of $0.005. The shares of common stock were issued to the in reliance on Regulation D, Rule 506, promulgated under the United States Securities Act of 1933, as investors amended (the “Securities Act”). The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The investors acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

Effective on August 12, 2011, the Board of Directors of the Company authorized the issuance of an aggregate 12,800,000 shares of its restricted common stock to ten investors, one of which was its Chief Executive Officer/President, at a per share price of $0.005. The shares of common stock were issued to the investors in reliance on Regulation D, Rule 506, promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The investors acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

Therefore, as of the date of this Current Report, there are 103,849,999 shares of common stock issued and outstanding.

SECTION 9 . FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit 10.1     Consultant Agreement dated September 8, 2011 between Denarii Resources Inc. and J. Paul Murphy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENARII RESOURCES INC.

DATE: September 22, 2011	By:	/s/ David Figueiredo
David Figueiredo
President/Chief Executive Officer